UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – December 14, 2009

HAWKER BEECHCRAFT ACQUISITION COMPANY, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-147828	71-1018770
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10511 East Central, Wichita, Kansas	67206
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (316) 676-7111

Check the appropriate box below in the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 7.01.	Regulation FD Disclosure.

On December 14, 2009, Hawker Beechcraft Acquisition Company, LLC (the “Company”) issued a press release disclosing financial expectations for the fourth quarter of 2009, and information regarding cancellations of orders for aircraft from Net Jets, Inc. A copy of the press release is furnished with this report.

Item 9.01	Financial Statements and Exhibits.

The following exhibit is furnished with this report:

Exhibit No.	Description

99.1	Press Release, dated December 14, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWKER BEECHCRAFT ACQUISITION COMPANY, LLC

By Hawker Beechcraft, Inc., its Sole Member

/s/ JAMES D. KNIGHT
James D. Knight, Vice President and Controller

Dated: December 14, 2009